UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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/ /	Soliciting Material under § 240.14a-12.

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PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

Online

Phone

Mail

A world of investing.™

Putnam INVESTMENTS

A message from Putnam
Investments and the Trustees
of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meetings on April  20, 2021. In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the meeting will be held solely by means of remote communication, and shareholders will not be able to attend their Fund’s meeting in person. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

2 Proxy Statement

Of course, you are also welcome to attend the annual shareholder meeting, which will be held solely by means of remote communication on April 20, 2021, and vote your shares during the meeting with respect to the following matters:

1. Fixing the number of Trustees at 11 and electing Trustees.

Shareholders of each fund are being asked to fix the number of Trustees at 11 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Proxy Statement 3

Your vote is extremely important. If you have questions, please call toll-free 1-877-536-1555 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

4 Proxy Statement

Table of Contents

Notice of Annual Meeting of Shareholders	6
Trustees’ Recommendations	8
The Proposals	9
1a. FIXING THE NUMBER OF TRUSTEES AT 11	9
1b. ELECTING TRUSTEES	9
Further Information About Voting and the Annual Meeting	27
Fund Information	32

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-877-536-1555 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 20, 2021.

The proxy statement is available at https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf

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Notice of Annual Meeting of Shareholders

To the Shareholders of:
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting.

The annual meeting of shareholders of your fund will be held on April 20, 2021 at 11:00 a.m., Boston time, will be conducted solely by means of remote communication, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description
1a.	Fixing the number of trustees at 11.
1b.	Electing Trustees.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

Any shareholder wishing to participate in the meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday, April 19, 2021 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the meeting.

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If you held Fund shares through an intermediary (such as a broker-dealer) as of February  11, 2021, and you want to participate in the meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday, April 19, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address, and a copy of your voting instruction card or a letter from the intermediary confirming your ownership as of February 11, 2021. Please be aware that if you wish to vote at the meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held as of February 11, 2021, and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the meeting.

March 20, 2021

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-877-536-1555 or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust for use at each fund’s annual meeting of shareholders to be held on April 20, 2021 and, if your fund’s meeting is adjourned, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about March 20, 2021.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 11;

1b. FOR electing your fund’s nominees for Trustees.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 11, 2021 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal.

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The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 11

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. The Board, based on the recommendation of its Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 11. (Each fund currently has 11 Trustees on its Board.) The Board also recommends that shareholders vote to elect its 11 Trustee nominees, as described below in Proposal 1b.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. In the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of common and preferred shares vote together as a single class for Proposal 1a.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 11.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Ms. Domotorffy and Mr. Putnam have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 9 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

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Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is 100 Federal Street, Boston, Massachusetts 02110. As of December 31, 2020, there were 97 Putnam funds.

Independent Trustees

Independent Trustees.
Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s)
Putnam Fund Trustee[2]	During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed	Author; won Pulitzer Prize	Chairman of the Sun Valley Writers Conference,
(Born 1952), Trustee	for Lords of Finance: The	a literary not-for-profit organization; and a
since 2012	Bankers Who Broke the	Trustee of the Journal of Philosophy.
World.
Ravi Akhoury	Private Investor	Director of English Helper, Inc., a private soft-
(Born 1947), Trustee		ware company; Trustee of the Rubin Museum,
since 2009		serving on the Investment Committee; and
previously a Director of RAGE Frameworks, Inc.
Barbara M. Baumann	President of Cross Creek	Director of Devon Energy Corporation, a
(Born 1955), Trustee	Energy Corporation, a stra-	publicly traded independent natural gas and
since 2010	tegic consultant to domestic	oil exploration and production company;
	energy firms and direct	Director of National Fuel Gas Company, a
	investor in energy projects.	publicly traded energy company that engages
in the production, gathering, transportation,
distribution and marketing of natural gas;
Senior Advisor to the energy private equity firm
First Reserve; Director of Ascent Resources,
LLC, a private exploration and production
company established to acquire, explore for,
develop, and produce natural gas, oil, and
natural gas liquids reserves in the Appalachian
Basin; Director of Texas American Resources
Company II, a private, independent oil and
gas exploration and production company;
member of the Finance Committee of the
Children’s Hospital of Colorado; member of
the Investment Committee of the Board of
The Denver Foundation; and previously a
Director of publicly traded companies Buckeye
Partners, LP, UNS Energy Corporation, CVR
Energy Company and SM Energy Corporation.

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Independent Trustees.
Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s)
Putnam Fund Trustee[2]	During Past 5 Years	Other Directorships Held by Trustee
Katinka Domotorffy	Voting member of the	Director of the Great Lakes Science Center; and
(Born 1975), Trustee	Investment Committees of	Director of College Now Greater Cleveland.
since 2012	the Anne Ray Foundation
and Margaret A. Cargill
Foundation, part of
the Margaret A. Cargill
Philanthropies.
Catharine Bond Hill	Managing Director of	Director of Yale-NUS College; and Trustee of
(Born 1954), Trustee	Ithaka S+R, a not-for-profit	Yale University.
since 2017	service that helps the
academic community
navigate economic and
technological change.
From 2006 to 2016, the 10th
president of Vassar College.
Paul L. Joskow	The Elizabeth and James	Trustee of Yale University; a Director of Exelon
(Born 1947), Trustee	Killian Professor of	Corporation, an energy company focused
since 1997	Economics, Emeritus at the	on power services; and a Member Emeritus
	Massachusetts Institute of	of the Board of Advisors of the Boston
	Technology (MIT). From	Symphony Orchestra.
2008 to 2017, the President
of the Alfred P. Sloan
Foundation, a philanthropic
institution focused primarily
on research and educa-
tion on issues related to
science, technology, and
economic performance.
Kenneth R. Leibler	Vice Chairman Emeritus of	Director of Eversource Corporation, which
(Born 1949), Trustee	the Board of Trustees of Beth	operates New England’s largest energy delivery
since 2006, Vice Chair	Israel Deaconess Hospital	system; previously the Chairman of the Boston
from 2016 to 2018 and	in Boston. Member of the	Options Exchange, an electronic market place
Chair since 2018	Investment Committee of	for the trading of listed derivatives securities;
	the Boston Arts Academy	previously the Chairman and Chief Executive
	Foundation.	Officer of the Boston Stock Exchange; and
previously the President and Chief Operating
Officer of the American Stock Exchange.
George Putnam, III	Chairman of New	Director of The Boston Family Office, LLC, a
(Born 1951), Trustee	Generation Research, Inc.,	registered investment advisor; a Trustee of
since 1984	a publisher of financial	the Gloucester Marine Genomics Institute;
	advisory and other research	previously a Trustee of the Marine Biological
	services, and President of	Laboratory; and previously a Trustee of
	New Generation Advisors,	Epiphany School.
LLC, a registered investment
adviser to private funds.

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Independent Trustees.
Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s)
Putnam Fund Trustee[2]	During Past 5 Years	Other Directorships Held by Trustee
Manoj P. Singh	Until 2015, chief operating	Director of Abt Associates, a global research
(Born 1952), Trustee	officer and global managing	firm working in the fields of health, social and
since 2017	director at Deloitte Touche	environmental policy, and international devel-
	Tohmatsu, Ltd., a global	opment; Trustee of Carnegie Mellon University;
	professional services	Director of Pratham USA, an organization dedi-
	organization, serving on	cated to children’s education in India; member
	the Deloitte U.S. board of	of the advisory board of Altimetrik, a business
	directors and the boards	transformation and technology solutions firm;
	of Deloitte member firms	and Director of DXC Technology, a global IT
	in China, Mexico and	services and consulting company.
Southeast Asia.
Mona K. Sutphen	Senior Advisor at The Vistria	Director of Unitek Learning, a private nursing
(Born 1967), Trustee	Group, a private investment	and medical services education provider in
since 2020	firm focused on middle-	the United States; previous Director of Pattern
	market companies in the	Energy, a publicly traded renewable energy
	healthcare, education, and	company; Board Member, International
	financial services industries.	Rescue Committee; Co-Chair of the Board of
	From 2014 to 2018, Partner	Human Rights First; Trustee of Mount Holyoke
	at Macro Advisory Partners, a	College; and Member of the Advisory Board
	global consulting firm.	for the Center on Global Energy Policy at
Columbia University's School of International
and Public Affairs.

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Interested Trustees

Independent Trustees.
Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s)
Putnam Fund Trustee[2]	During Past 5 Years	Other Directorships Held by Trustee
*Robert L. Reynolds	President and Chief	Director of the West Virginia University
(Born 1952), Trustee	Executive Officer of Putnam	Foundation; Director of the Concord
since 2008	Investments; President	Museum; Director of Dana-Farber Cancer
	and Chief Executive Officer	Institute; Chairman of Massachusetts
	of Great-West Financial, a	Competitive Partnership; director of Boston
	financial services company	Chamber of Commerce; member of the
	that provides retirement	Chief Executives Club of Boston; member of
	savings plans, life insur-	the National Innovation Initiative; member
	ance, and annuity and	of the Massachusetts General Hospital
	executive benefits products	President’s Council; member of the Council on
	and of Great-West Lifeco	Competitiveness; and previously the President
	U.S. Inc.; President and	of the Commercial Club of Boston.
Chief Executive Officer of
Great-West Lifeco U.S. Inc.,
a holding company that
owns Putnam Investments
and Great-West Financial;
and a member of Putnam
Investments’ and Great-
West Financial’s Board
of Directors.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death, or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

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Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen — Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as a director of public companies.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

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Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 11 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, all but one of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Putnam Management. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and

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chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management, the funds’ independent registered public accountants, the fund’s Chief Compliance Officer, and Putnam Management’s Chief Risk Officer, and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee

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reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included beginning on page 33 of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee currently consists of Messrs. Singh (Chair), Akhoury and Joskow, Ms. Domotorffy and Dr. Hill. Mr. Singh and Drs. Hill and Joskow have each been designated an “audit committee financial expert” within the meaning of applicable SEC rules.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the

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perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience, and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chair), Messrs. Leibler and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Leibler, and Putnam, and Mses. Baumann and Sutphen.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds, and matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair), Ahamed, and Leibler, and Mses. Baumann and Sutphen.

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Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair) and Sutphen, Messrs. Ahamed, Reynolds and Singh, and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chair), Leibler, and Putnam, Ms. Baumann, and Dr. Hill.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by the fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chair) and Akhoury, Ms. Domotorffy, and Dr. Hill.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2020. As a group, the Trustees owned shares of the Putnam funds valued at approximately $77 million, as of December 31, 2020.

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	Dollar Range	Fund Shares	Dollar Range	Fund Shares	Dollar Range
	of Fund	Beneficially	of Fund	Beneficially	of Fund	Fund Shares	Dollar Range of Fund	Fund Shares
Trustees/ Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Beneficially Owned	Shares Owned	Beneficially Owned
	Putnam Managed		Putnam Master		Putnam Municipal		Putnam Premier
	Municipal Income Trust		Intermediate Income Trust		Opportunities Trust		Income Trust
Liaquat Ahamed	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Ravi Akhoury	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Barbara M. Baumann	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Katinka Domotorffy	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Catharine Bond Hill	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Paul L. Joskow	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	387.0000	$1-$10,000	201.0000
Kenneth R. Leibler	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	287.0000	$1-$10,000	100.0000
George Putnam, III	$10,001-$50,000	3,815.0000	$10,001-$50,000	2,178.0000	$10,001-$50,000	3,788.0000	$10,001-$50,000	2,505.0000
Robert L. Reynolds	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Manoj P. Singh	$0	0.0000	$0	0.0000	$0	0.0000	$0	0.0000
Mona K. Sutphen*	$0	0.0000	$0	0.0000	$0	0.0000	$0	0.0000
Trustees and Officers	Over $100,000	4,805.0000	Over $100,000	2,978.0000	Over $100,000	5,062.0000	Over $100,000	3,406.0000
as a group

Aggregate Dollar Range of Shares Held in All of the
Name of Trustee/Nominee	Putnam Funds Overseen by Trustee
Liaquat Ahamed	Over $100,000
Ravi Akhoury	Over $100,000
Barbara M. Baumann	Over $100,000
Katinka Domotorffy	Over $100,000
Catharine Bond Hill	Over $100,000
Paul L. Joskow	Over $100,000
Kenneth R. Leibler	Over $100,000
George Putnam, III	Over $100,000
Manoj P. Singh	Over $100,000
Mona K. Sutphen*	$0
Robert L. Reynolds	Over $100,000

* Ms. Sutphen was appointed to the Boards of Trustees of the open-end Putnam Funds effective April 1, 2020 and was elected to the Boards of Trustees of the closed-end Putnam Funds effective April 24, 2020.

As of December 31, 2020, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Trust. As of December 31, 2020, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. (During the COVID-19 pandemic, the Trustees have held meetings by videoconference or teleconference rather than in person.) A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual

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basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2020, the average Trustee participated in approximately 31 committee and Board meetings.

The number of times each committee met during calendar year 2020 is shown in the table below:

Audit, Compliance and Risk Committee	11
Board Policy and Nominating Committee	8
Brokerage Committee	4
Contract Committee	9
Executive Committee	1
Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	6

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

• by discussing shareholder outreach initiatives with senior management of Putnam Management;

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

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• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the Putnam funds.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

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The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2020), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2020.

		Pension or		Pension or		Pension or		Pension or
		retirement		retirement		retirement		retirement
	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits
	compensa-	accrued as	compensa-	accrued as	compensa-	accrued as	compensa-	accrued as
	tion from	part of fund	tion from	part of fund	tion from	part of fund	tion from	part of fund
Trustees/	the fund	expenses	the fund	expenses	the fund	expenses	the fund	expenses
Officers	($)	($)	($)	($)	($)	($)	($)	($)
	Putnam Managed		Putnam Master
	Municipal Income		Intermediate Income		Putnam Municipal		Putnam Premier
	Trust		Trust		Opportunities Trust		Income Trust
Liaquat	$1,495.85	N/A	$904.42	N/A	$1,783.43	N/A	$2,008.37	N/A
Ahamed /
2012(3)
Ravi Akhoury	$1,495.85	N/A	$904.42	N/A	$1,783.43	N/A	$2,008.37	N/A
/ 2009
Barbara M.	$1,580.63	N/A	$972.72	N/A	$1,918.51	N/A	$2,160.11	N/A
Baumann /
2010(3)
Katinka	$1,495.86	N/A	$904.43	N/A	$1,783.41	N/A	$2,008.39	N/A
Domotorffy /
2012(3)
Catharine	$1,495.87	N/A	$904.46	N/A	$1,783.42	N/A	$2,008.38	N/A
Bond Hill /
2017
Paul L.	$1,495.85	$0	$904.43	$0	$1,783.41	$0	$2,008.36	$0
Joskow /
1997(3)
Kenneth	$2,052.99	N/A	$1,238.91	N/A	$2,457.50	N/A	$2,751.47	N/A
R. Leibler /
2006
Robert E.	$931.36	$0	$753.47	$0	$1,682.04	$0	$1,674.52	$0
Patterson /
1984(8)
George	$1,607.35	$0	$972.72	$0	$1,918.51	$0	$2,160.11	$0
Putnam, III /
1984
Manoj P.	$1,522.57	N/A	$904.42	N/A	$1783.43	N/A	$2,008.37	N/A
Singh / 2017
Mona K.	$1,012.85	N/A	$409.44	N/A	$339.72	N/A	$904.76	N/A
Sutphen
/ 2020(9)
Robert L.	$1,495.85	N/A	$904.42	N/A	$1,783.43	N/A	$2,008.37	N/A
Reynolds /
2008(7)

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Estimated annual benefits from
	all Putnam funds upon	Total compensation from all
Trustees/Year	retirement ($)(1)	Putnam funds ($)(2)
Liaquat Ahamed/2012(3)	N/A	$335,000
Ravi Akhoury/2009	N/A	$335,000
Barbara M. Baumann/2010 (3)(4)	N/A	$353,750
Katinka Domotorffy /2012 (3)	N/A	$335,000
Catharine Bond Hill / 2017	N/A	$335,000
Paul L. Joskow/1997(3)	$113,417	$335,000
Kenneth R. Leibler/2006 (5)	N/A	$455,000
Robert E. Patterson/1984 (6)	$106,542	$205,000
George Putnam, III/1984 (7)	$130,333	$360,000
Manoj P. Singh/2017	N/A	$341,250
Mona K. Sutphen/2020 (8)	N/A	$226,250
Robert L. Reynolds/2008 (9)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2020, there were 97 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2020, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by these funds.

(4) Includes additional compensation to Ms. Baumann for service as Chair of the Audit, Compliance and Risk Committee through September 30, 2020 and to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee beginning October 1, 2020.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Patterson retired from the Board of Trustees on June 30, 2020.

(7) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(8) Ms. Sutphen was appointed to the Boards of Trustees of the open-end Putnam Funds effective April 1, 2020 and was elected to the Boards of Trustees of the closed-end Putnam Funds effective April 24, 2020.

(9) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Kenneth R. Leibler, is independent of Putnam Management and has served on the Board for 14 years. He also has extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and has served as a director of various public and private companies;

• 10 of the 11 Trustee nominees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

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Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, and professional services; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; a significant decrease in 2006 in management fee rates for certain Putnam funds; and various efforts to improve shareholder relations.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum of preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive the greatest number of affirmative votes cast by holders of the preferred shares will be elected Trustees. If a quorum of common and preferred shares is present, the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive the greatest number of affirmative votes cast by the holders of the preferred shares and common shares, voting together as a single class, will be elected as Trustees.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees (see Proposal 1a) for election as Trustees who receive the greatest number of affirmative votes cast by shareholders will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

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Further Information About Voting and the Annual Meeting

Attending the Meeting. Any shareholder wishing to participate in the meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday, April 19, 2021 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the meeting.

If you held Fund shares through an intermediary (such as a broker-dealer) as of February  11, 2021, and you want to participate in the meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday, April 19, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address and a copy of your voting instruction card or a letter from the intermediary confirming your ownership as of February 11, 2021. Please be aware that if you wish to vote at the meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held, and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial. com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the meeting.

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposals. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that for any proposal on which the preferred shares or common shares vote as separate classes, then thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum).

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The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote the shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendations, of the proposals.

Neither abstentions nor broker non-votes have an effect on the outcome of Proposal 1a or 1b.

Shareholders who object to a proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously.

However, if any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

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Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 48 Wall Street, 22nd Floor, New York, NY 10005 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary

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to achieve quorum and shareholder approval of the Trustees’ recommendations, the project management fees paid to AST Fund Solutions are estimated to be approximately $5,607 for Putnam Managed Municipal Income Trust, $6,548 for Putnam Master Intermediate Income Trust, $5,517 for Putnam Municipal Opportunities Trust, and $15,384 for Putnam Premier Income Trust (approximately $32,696 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $18,481, $25,590, $19,939, and $58,215, respectively, in connection with the proxy campaign (approximately $122,225 in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend and vote at the annual meeting. Proxies may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the annual meeting and voting at the meeting. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 22, 2022, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2021–2022 fiscal year. Shareholder proposals which are intended to be included in the proxy statement for that meeting and presented at the 2022 annual meeting must be received by your fund on or before November 20, 2021. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2022 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal is received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 20, 2022 and February 19, 2022. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, 100 Federal Street, Boston, Massachusetts 02110.

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Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for such meeting.

As part of our effort to maintain a safe and healthy environment at the annual meetings, each fund and the Trustees are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s annual meeting. If the Trustees choose to change the date, time and/or means of convening your fund’s annual meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the required quorum has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

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Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investments by phone at 1-877-536-1555 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-877-536-1555. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management is an indirect wholly owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.8% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Financial Corporation, a wholly owned subsidiary of Power Corporation of Canada, is an international management and holding company with interests in financial services and asset management businesses in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 65% of the voting rights attached to all of the outstanding voting shares of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

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Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, Jeffrey L. Gould, Co-Head of Global Distribution, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC and Jeffrey L. Gould is 100 Federal Street, Boston, Massachusetts 02110.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to change the independent accountant of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements

33

in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the independent accountant of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2020	$69,228	$0	$8,684	$0
October 31, 2019	$85,132	$0	$7,555	$0

Putnam Master Intermediate Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2020	$121,982	$0	$12,678	$0
September 30, 2019	$185,099	$0	$7,555	$0

Putnam Municipal Opportunities Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
April 30, 2020	$78,933	$0	$12,294	$0
April 30, 2019	$78,813	$0	$14,294	$0

Putnam Premier Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 31, 2020	$144,139	$0	$13,561	$0
July 31, 2019	$203,250	$0	$7,555	$0

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

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Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2020: $354,526	Oct. 31, 2019: $7,555
Putnam Municipal Opportunities Trust	April 30, 2020: $296,010	April 30, 2019: $561,278
Putnam Master Intermediate Income Trust	Sept. 30, 2020: $358,520	Sept. 30, 2019: $7,555
Putnam Premier Income Trust	July 31, 2020: $359,403	July 31, 2019: $7,555

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and its affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was approved in advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X:

Putnam Managed Municipal	Fiscal year ended 2020: $345,842	Fiscal year ended 2019: $0
Income Trust
Putnam Municipal	Fiscal year ended 2020: $283,716	Fiscal year ended 2019: $546,984
Opportunities Trust
Putnam Master Intermediate	Fiscal year ended 2020: $345,842	Fiscal year ended 2019: $0
Income Trust
Putnam Premier Income Trust	Fiscal year ended 2020: $345,842	Fiscal year ended 2019: $0

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The Audit, Compliance and Risk Committee of the funds has submitted the following report:

The Audit, Compliance and Risk Committee has reviewed and discussed with management of the funds the audited financial statements of each fund for the last fiscal year. The Audit, Compliance and Risk Committee has discussed with each fund’s independent auditor the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS No. 61), as amended, supplemented or superseded from time to time. The Audit, Compliance and Risk Committee has received the written disclosures and the letter from each fund’s independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit, Compliance and Risk Committee concerning independence and has discussed with the independent auditor its independence. Based on the foregoing review and discussions, the Audit, Compliance and Risk Committee recommended to the Trustees that each fund’s audited financial statements for the last fiscal year be included in each fund’s annual report to shareholders.

Manoj P. Singh (Chairperson)
Ravi Akhoury
Katinka Domotorffy
Catharine Bond Hill
Paul L. Joskow

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
Management
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer and Chief
Vice President and		Risk Officer, Putnam Investments
Chief Compliance Officer		and Chief Compliance Officer,
Putnam Management
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The
Vice President,Treasurer, and Clerk		Putnam Funds
Richard T. Kircher (Born 1962)	Since 2019	Assistant Director of Operational
Vice President and BSA		Compliance, Putnam Investments and
Compliance Officer		Putnam Retail Management

36

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services,
Vice President, Principal Financial Officer,		Putnam Investments and Putnam
Principal Accounting Officer and		Management
Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office and
Vice President and Assistant Treasurer		Control Services, Putnam Investments
and Putnam Management
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President		Putnam Investments and Putnam Retail
Management
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of Proxy Voting		and Corporate Governance, Assistant
and Corporate Governance, Assistant		Clerk and Associate Treasurer, The
Clerk, and Associate Treasurer		Putnam Funds
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk,
Assistant Vice President, Assistant Clerk,		and Assistant Treasurer, The Putnam
and Assistant Treasurer		Funds

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Net assets of your fund as of December 31, 2020

Putnam Managed Municipal Income Trust	$400,746,541.29*
Putnam Master Intermediate Income Trust	$229,980,320.37
Putnam Municipal Opportunities Trust	$473,763,279.68*
Putnam Premier Income Trust	$507,901,154.73

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 11, 2021

	Putnam Managed	Putnam Master
	Municipal Income	Intermediate	Putnam Municipal	Putnam Premier
	Trust	Income Trust	Opportunities Trust	Income Trust
Common	48,880,000.9980	51,175,567.1260	34,109,686.3640	102,212,143.4140
Series A Preferred	240	—	—	—
Series B Preferred	—	—	2,876	—
Series C Preferred	1,507	—	2,673	—

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5% Beneficial Ownership. As of February 26, 2021, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

		Percentage
Fund Shareholder Name and Address	Holdings	Owned
Putnam Managed Municipal Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	46,605,603	95.35%
First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	3,571,954
Wheaton, Illinois 60187	common shares	7.26%
Bank of America Corporation##
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street	1,607
Charlotte, NC 28255	preferred shares	91.99%
Putnam Master Intermediate Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	48,802,221	95.36%
Sit Investment Associates, Inc.**
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	12,089,753	23.34%
First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	6,192,740	11.93%
Putnam Municipal Opportunities Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	33,144,368	97.17%
First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400	2,351,554
Wheaton, Illinois 60187	common shares	6.81%
Bank of America Corporation###
Bank of America, NA
Bank of America Corporate Center
100 South Tryon Street	5,222
Charlotte, NC 29255	preferred shares	94.11%

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		Percentage
Fund Shareholder Name and Address	Holdings	Owned
Putnam Premier Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	96,579,524	94.49%
Sit Investment Associates, Inc.**
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	11,720,862	11.35%
First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	6,356,602	6.16%

• Believed to hold shares only as nominee.

**Sit Investment Associates, Inc., reported beneficial ownership as of December 31, 2020 in 13G filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

# First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2020 in 13G/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

##Bank of America Corporation (“BAC”) reported holding preferred shares of Putnam Managed Municipal Income Trust in a 13D/A filing on August 25, 2017. The filing disclosed that BAC’s total ownership of 1,607 Auction Rate Preferred Shares (ARPS) included 1,503 ARPS owned by Blue Ridge Investments, L.L.C. and 104 ARPS owned by Bank of America, N.A.

###Bank of America Corporation (“BAC”) reported holding preferred shares of Putnam Municipal Opportunities Trust in a 13D/A filing on August 25, 2017. The filing disclosed that BAC’s total ownership of 5,222 Auction Rate Preferred Shares (ARPS) included 4,557 ARPS owned by Blue Ridge Investments, L.L.C., 661 ARPS owned by Bank of America, N.A., and 4 ARPS owned by Merrill Lynch Pierce Fenner & Smith Inc.

39

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com	324760 3/21

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam, III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting. **This proxy is solicited on behalf of the Board of Trustees, and the Proposals for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at: *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456511_2

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 9 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Paul L. Joskow 09) Mona K. Sutphen 02) Ravi Akhoury 06) Kenneth R. Leibler 03) Barbara M. Baumann 07) Robert L. Reynolds 04) Catharine Bond Hill 08) Manoj P. Singh	O	O	O

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456511_2

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam, III, and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at: *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454581_2

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.			
1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen	O	O	O

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454581_2

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MASTER INTERMEDIATE INCOME TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees George Putnam, III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Master Intermediate Income Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at:** ***https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92453425_2

Putnam Master Intermediate Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed, 02) Ravi Akhoury, 03) Barbara M. Baumann, 04) Katinka Domotorffy, 05) Catharine Bond Hill, 06) Paul L. Joskow, 07) Kenneth R. Leibler, 08) Robert L. Reynolds, 09) George Putnam, III, 10) Manoj P. Singh, 11) Mona K. Sutphen	O	O	O

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92453425_2

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam, III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at: *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92571999_1

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 9 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Catharine Bond Hill 05) Paul L. Joskow 06) Kenneth R. Leibler 07) Robert L. Reynolds 08) Manoj P. Singh 09) Mona K. Sutphen	O	O	O

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92571999_1

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam, III, and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at: *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454378_2

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454378_2

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM PREMIER INCOME TRUST

Annual Meeting of Shareholders, April 20, 2021

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees George Putnam, III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Premier Income Trust. Any shareholder wishing to participate in a Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of February 11, 2021, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 3:00 p.m. ET on Monday April 19, 2021, to register. Please include your Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The meeting will take place on April 20, 2021 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 536-1555. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2021. The proxy statement of the Fund is available at: *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf***

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456038_2

Putnam Premier Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES. **1B. Electing your Fund's 11 nominees for Trustees.**	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed, 02) Ravi Akhoury, 03) Barbara M. Baumann, 04) Katinka Domotorffy, 05) Catharine Bond Hill, 06) Paul L. Joskow, 07) Kenneth R. Leibler, 08) George Putnam, III, 09) Robert L. Reynolds, 10) Manoj P. Singh, 11) Mona K. Sutphen	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456038_2